PROVISIONS (Details) - USD ($) $ in Thousands	Dec. 31, 2021		Dec. 31, 2020		Dec. 31, 2019
Provision for onerous contracts
Provision for onerous contracts	$ 1,019	[1]	$ 80	[1]	$ 405
Total Provisions	$ 1,019		$ 80

[1]	Provision for onerous contracts represents the present value of the future charter payments of short-term leases that the Group is presently obligated to make under non-cancellable onerous operating charter agreements and contracts of affreightment, less charter revenue expected to be earned on the charter. The estimate may vary as a result of changes to ship running costs and charter and freight revenue